                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 16, 2004



                                 AAIPHARMA INC.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                        0-21185                  04-2687849
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)



                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              ----------------------------------------------------
              (Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   The following exhibits are furnished as part of this report:

            99.1 - Press Release of aaiPharma Inc. dated April 16, 2004,

            99.2 - Press release of aaiPharma Inc. dated April 19, 2004,

            99.3 - Revised Consent Solicitation Statement dated April 19, 2004.

Item 9. Regulation FD Disclosure.

      On April 16, 2004, aaiPharma Inc. issued a press release regarding its previously announced consent solicitation (the "Solicitation") of holders of its 11% Senior Subordinated Notes due 2010. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

      On April 19, 2004, aaiPharma Inc. issued a press release announcing an extension of the expiration date of the Solicitation and amendments to the terms and conditions of the Solicitation. A copy of the press release is furnished as
Exhibit 99.2 and is incorporated herein by reference. In addition, a copy of aaiPharma's Revised Consent Solicitation Statement dated April 19, 2004 is furnished as Exhibit 99.3 and is incorporated herein by reference.

      Note: Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.




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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2004

                                    aaiPharma Inc.

                                    By:   /s/ William L. Ginna, Jr.
                                          ------------------------------
                                          William L. Ginna, Jr.
                                          Executive Vice President and
                                          Chief Financial Officer





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
                                  EXHIBIT INDEX

Exhibit Number      Exhibit
--------------      -------
   99.1             Press release of aaiPharma Inc. dated April 16, 2004

   99.2             Press release of aaiPharma Inc. dated April 19, 2004

   99.3             Revised Consent Solicitation Statement dated April 19, 2004






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